UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 23, 2006.

XINHUA CHINA LTD. (Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation	000-33195 (Commission File Number)	88-0437644 (IRS Employer Identification No.)

A-11 Chaowai Men Property Trade Center Office Building, No. 26 Chaoyangmen Wai St., Chaoyang District, Beijing, P.R. China (Address of principal executive offices)	100020 (Zip Code)

Registrant's telephone number, including area code 86-10-85656588

B 26F Oriental Kenzo, No. 48, Dongzhimenwai, Dongcheng District, Beijing, P.R. China (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

See Item 3.02 below.

ITEM 3.02  UNREGISTERED SALE OF EQUITY SECURITIES

Secured Convertible Debenture Financing

On December 13, 2005, Xinhua China Ltd. (the “Company”) closed an initial $1,250,000 portion of a $4,000,000 financing pursuant to a Securities Purchase Agreement, dated November 23, 2005, between the Company and Highgate House Funds, Ltd. (“Highgate”), an accredited institutional investor.  The Company issued Highgate a $1,250,000 principal amount of secured convertible debentures due November 22, 2010, convertible into shares of our common stock, par value $0.00001, and a warrant to purchase 1,035,000 additional shares of our common stock at an exercise price of $0.00001 per share, exercisable until November 22, 2010.  The warrants also have a cashless warrant exchange provision where the holder, at its option, may elect a warrant exchange whereby the holder shall be deemed to have paid for the warrant shares an amount equal to the fair market value of each warrant delivered, and the warrants shall be deemed exercised for the amount so paid.  On November 23, 2005, the Company and Highgate also entered into an Investor Registration Rights Agreement, a Security Agreement, and Irrevocable Transfer Agent Instructions.

Further, contemporaneously with the execution and delivery of the Securities Purchase Agreement, the Company, Highgate and the escrow agent, Gottbetter and Partners, LLP, executed and delivered an Escrow Shares Escrow Agreement and an Escrow Agreement pursuant to which the Company issued to Highgate and delivered to the escrow agent 20,000,000 shares of our common stock as “security stock” and if there was an event of default under the secured convertible debentures, the escrow agent was to distribute those escrowed shares to that investor upon receipt of a conversion notice from the investor and in accordance with the terms of the secured convertible debentures and the Securities Purchase Agreement.

On March 23, 2006, the terms of the private placement were modified, and the Company agreed to sell the remaining $2,750,000 worth of secured convertible debentures to Cornell Capital Partners, LP (“Cornell”), an affiliate of Highgate.  On this date, the Company, Highgate and Cornell entered into an Amended and Restated Securities Purchase Agreement, an Amended and Restated Investor Registration Rights Agreement, and an Amended and Restated Security Agreement.  Those amended and restated documents completely restate and replace in their entirety the agreements dated November 23, 2005 that are referenced above.  The Company also executed an Amended and Restated Irrevocable Transfer Agent Instructions.

Additionally, on March 23, 2006, we terminated the Escrow Shares Escrow Agreement and the Escrow Agreement.  In connection therewith, Gottbetter and Partners, LLP and Highgate returned the 20,000,000 escrowed shares to the Company for cancellation.

Pursuant to the Amended and Restated Investor Registration Rights Agreement entered into between the Company, Highgate and Cornell, the Company agreed to file a registration statement registering up to 20,000,000 shares of our common stock issuable upon conversion of the convertible debentures, up to 1,035,000 shares of our common stock issuable upon the exercise of the warrants and up to 20,000,000 shares of the “security stock” which may be issued in aggregate to Highgate and Cornell if there is an event of default under the secured convertible debentures.

An additional $2,000,000 principal amount secured convertible debenture was issued to Cornell on March 23, 2006.    A final $750,000 principal amount secured convertible debenture will be issued to Cornell upon the SEC declaring the registration statement on Form SB-2, which was filed on March 29, 2006, effective.

As of March 28, 2006, the Company has received gross proceeds of $3,250,000 from these transactions. The proceeds from the transaction will be used to fund the business of Xinhua C&D and for general corporate purposes.

The holder of the secured convertible debenture is entitled, at its option, to convert, and sell on the same day, at any time and from time to time, until payment in full of the secured convertible debenture, all or any part of the principal amount of the secured convertible debenture, plus accrued interest, into shares of our common stock, at the lesser of (i) $3.50 or (ii) 100% of the average of the three lowest closing bid prices per share of the common stock during the forty trading days immediately preceding the date of conversion.  The aggregate maximum number of shares of common stock that the convertible debenture may be converted into shall be 10,000,000 shares of common stock. Upon the maximum conversion, if any amounts of principal or interest remain under the convertible debenture, the Company shall, at its option, (a) increase the maximum conversion or (b) redeem the unconverted amount of all of the convertible debentures in whole at 135% of the unconverted amount of such convertible debentures being redeemed, plus accrued interest thereon.  In the event of default, the holder is entitled, at its option, to convert, and sell on the same day, at any time from time to time, until payment in full of the debenture, all or any part of the principal amount of the debenture, plus accrued interest, into common shares at a price per share equal to 20% of the fixed price of $3.50.  Additionally, Highgate and Cornell shall not be entitled to convert the secured convertible debentures to the extent that the conversion will cause Highgate and Cornell combined (as they are affiliates) to beneficially own more than 4.99% of the Company’s outstanding common stock, except upon 65 days advance written notice to the Company.

Interest is payable on the principal amount of the secured convertible debentures outstanding at 2% per annum, compounded monthly.  The entire principal amount and all accrued interest shall be either (a) paid to the investor on the maturity date or (b) converted in accordance with the terms of the secured convertible debentures.

The Company has the right to redeem, with three business days advance written notice, a portion or all outstanding secured convertible debentures at a price of 135% of the face amount redeemed, plus accrued interest.

The Company authorized the issuance of 20,000,000 shares of its common stock as “security stock” and entered into an Amended and Restated Irrevocable Transfer Agent Instructions with its transfer agent Pacific Stock Transfer Co. and David Gonzalez as escrow agent, in connection therewith.  David Gonzalez is an affiliate of Highgate and Cornell.  If there is an event of default under the secured convertible debentures, Highgate and Cornell shall have a right to demand issuance of the security stock in accordance with the terms of the Amended and Restated Securities Purchase Agreement, and the secured convertible debentures.  However, Highgate and Cornell shall not be entitled to acquire the number of security stock shares which would cause Highgate and Cornell combined to beneficially own more than 9.99% of the Company’s outstanding common stock, except on 65 days advance written notice to the Company.

The secured convertible debentures are secured by all of the Company’s assets.

The investors will receive a fee of $240,000, which is equal to 6% of the aggregate purchase price, of which $216,000 was paid to Highgate on December 13, 2005 and $24,000 was paid to Yorkville Advisors, LLC at the second closing on March 24, 2006.  Yorkville Advisors, LLC also received a structuring fee of $5,000 and a due diligence fee of $5,000.  Gottbetter and Partners, LLP received $15,000 in legal fees as counsel to Highgate in connection with the first closing.

We issued the securities described in this section to the accredited institutional investors pursuant to that exemption from registration as set out in Rule 506 of Regulation D and Section 4(2) of the Securities Act of 1933.  No advertising or general solicitation was employed in offering the securities.

ITEM 8.01.  OTHER EVENTS

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
Exhibit 10.1

Amended and Restated Securities Purchase Agreement, dated March 23, 2006, between the Company, Cornell Capital Partners, LP and Highgate House Funds, Ltd. (incorporated by reference from Exhibit 10.4 of the Form SB-2 filed on March 29, 2006).

Exhibit 10.2

Amended and Restated Investor Registration Rights Agreement, dated March 23, 2006, between the Company, Cornell Capital Partners, LP and Highgate House Funds, Ltd. (incorporated by reference from Exhibit 10.5 of the Form SB-2 filed on March 29, 2006).

Exhibit 10.3

Letter Agreement, dated March 23, 2006, between the Company, Highgate House Funds, Ltd. and Cornell Capital Partners, LP. (incorporated by reference from Exhibit 10.6 of the Form SB-2 filed on March 29, 2006).

Exhibit 10.4

Amended and Restated Security Agreement, dated March 23, 2006, between the Company, Cornell Capital Partners, LP and Highgate House Funds, Ltd. (incorporated by reference from Exhibit 10.7 of the Form SB-2 filed on March 29, 2006).

Exhibit 10.5	Secured Convertible Debenture, dated March 23, 2006 (incorporated by reference from Exhibit 10.8 of the Form SB-2 filed on March 29, 2006).
Exhibit 10.6

Amended and Restated Irrevocable Transfer Agent Instructions, dated March 23, 2006, between the Company, David Gonzalez and Pacific Stock Transfer Company (incorporated by reference from Exhibit 10.9 of the Form SB-2 filed on March 29, 2006).

Exhibit 99.1	Press Release dated March 27, 2006.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 30, 2006

                                                                        XINHUA CHINA LTD.

                                                                        By:       /s/ Clement Wu
                                                                        Name:  Clement Wu
                                                                        Title:     CFO and a Director

EXHIBIT INDEX

Number	Exhibit	Sequential Page Number
Exhibit 10.1

Amended and Restated Securities Purchase Agreement, dated March 23, 2006, between the Company, Cornell Capital Partners, LP and Highgate House Funds, Ltd. (incorporated by reference from Exhibit 10.4 of the Form SB-2 filed on March 29, 2006).

Exhibit 10.2

Amended and Restated Investor Registration Rights Agreement, dated March 23, 2006, between the Company, Cornell Capital Partners, LP and Highgate House Funds, Ltd. (incorporated by reference from Exhibit 10.5 of the Form SB-2 filed on March 29, 2006).

Exhibit 10.3

Letter Agreement, dated March 23, 2006, between the Company, Highgate House Funds, Ltd. and Cornell Capital Partners, LP. (incorporated by reference from Exhibit 10.6 of the Form SB-2 filed on March 29, 2006).

Exhibit 10.4

Amended and Restated Security Agreement, dated March 23, 2006, between the Company, Cornell Capital Partners, LP and Highgate House Funds, Ltd. (incorporated by reference from Exhibit 10.7 of the Form SB-2 filed on March 29, 2006).

Exhibit 10.5	Secured Convertible Debenture, dated March 23, 2006 (incorporated by reference from Exhibit 10.8 of the Form SB-2 filed on March 29, 2006).
Exhibit 10.6

Amended and Restated Irrevocable Transfer Agent Instructions, dated March 23, 2006, between the Company, David Gonzalez and Pacific Stock Transfer Company (incorporated by reference from Exhibit 10.9 of the Form SB-2 filed on March 29, 2006).

99.1	Press Release dated March 27, 2006.	6